UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET CORE PLUS BOND FUND

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 32.3%
CONSUMER DISCRETIONARY - 3.0%
Automobiles - 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	7,210,000	$7,678,650
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	9,760,000	9,798,405	(a)
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	10,190,000	10,631,217	(a)
DaimlerChrysler North America Holding Corp., Notes	6.500%	11/15/13	1,390,000	1,479,666
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	5,300,000	5,786,132
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,000,000	1,256,369
Ford Motor Credit Co., LLC, Senior Notes	5.750%	2/1/21	4,010,000	4,491,477
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	3,560,000	4,027,642
Ford Motor Credit Co., LLC, Senior Notes	4.250%	9/20/22	990,000	1,014,511
Hyundai Capital America, Senior Notes	2.125%	10/2/17	3,590,000	3,590,506	(a)

Total Automobiles				49,754,575

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	5,385,000	5,708,100

Hotels, Restaurants & Leisure - 0.1%
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	2,270,000	2,423,225
Marriott International Inc.	5.810%	11/10/15	7,950,000	8,982,792
McDonald’s Corp., Medium Term Notes	5.350%	3/1/18	310,000	377,349
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,645,000	1,819,781

Total Hotels, Restaurants & Leisure				13,603,147

Household Durables - 0.0%
NVR Inc., Senior Notes	3.950%	9/15/22	2,650,000	2,717,305

Media - 1.9%
CBS Corp.	7.625%	1/15/16	5,500,000	6,366,333
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	16,640,000	18,012,800
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	540,000	577,800	(a)
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	3,150,000	4,703,063
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000	52,439
Comcast Corp., Notes	6.500%	1/15/15	2,320,000	2,613,042
Comcast Corp., Notes	5.875%	2/15/18	10,000	12,166
Comcast Corp., Notes	6.450%	3/15/37	8,339,000	10,740,874
Comcast Corp., Senior Notes	6.300%	11/15/17	1,210,000	1,490,842
Comcast Corp., Senior Notes	6.500%	1/15/17	3,140,000	3,804,600
Comcast Corp., Senior Notes	6.950%	8/15/37	8,460,000	11,517,106
Comcast Corp., Senior Notes	6.400%	3/1/40	2,390,000	3,116,455
COX Communications Inc., Senior Notes	5.450%	12/15/14	4,750,000	5,224,069
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	1,105,000	1,309,425
DISH DBS Corp., Senior Notes	6.625%	10/1/14	255,000	276,675
DISH DBS Corp., Senior Notes	7.750%	5/31/15	1,610,000	1,811,250
DISH DBS Corp., Senior Notes	6.750%	6/1/21	4,610,000	5,024,900
DISH DBS Corp., Senior Notes	5.875%	7/15/22	5,000	5,125	(a)
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	2,065,000	2,281,825
News America Inc.	6.750%	1/9/38	200,000	242,462
News America Inc., Senior Notes	4.500%	2/15/21	1,140,000	1,286,621
News America Inc., Senior Notes	6.200%	12/15/34	260,000	313,128
News America Inc., Senior Notes	6.650%	11/15/37	1,330,000	1,687,694
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	12,205,000	15,675,260
Time Warner Cable Inc., Debentures	7.300%	7/1/38	5,000,000	6,802,520
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	13,930,000	18,966,266
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	12,200,000	16,375,108
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	1,650,000	1,824,078
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	4,955,000	6,457,822

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Media - continued
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	9,520,000	$11,194,939
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	660,000	746,847
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	20,000	29,076
Time Warner Inc., Senior Notes	4.750%	3/29/21	9,220,000	10,647,588
Time Warner Inc., Senior Notes	6.250%	3/29/41	950,000	1,203,548
United Business Media Ltd., Notes	5.750%	11/3/20	5,920,000	6,197,163	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	7,310,000	7,310,000	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	6.500%	1/15/18	1,210,000	1,324,950
WPP Finance UK, Senior Notes	8.000%	9/15/14	3,830,000	4,299,497

Total Media				191,525,356

Multiline Retail - 0.1%
Target Corp.	4.000%	6/15/13	5,340,000	5,466,980

Specialty Retail - 0.3%
Autozone Inc.	6.950%	6/15/16	10,890,000	12,913,351
Home Depot Inc.	5.250%	12/16/13	5,510,000	5,831,674
Home Depot Inc.	5.400%	3/1/16	8,230,000	9,521,846

Total Specialty Retail				28,266,871

TOTAL CONSUMER DISCRETIONARY				297,042,334

CONSUMER STAPLES - 2.9%
Beverages - 1.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	12,290,000	15,260,137
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	4,620,000	5,578,668
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	16,330,000	16,561,298
Diageo Finance BV	3.250%	1/15/15	10,725,000	11,331,306
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	15,570,000	16,232,177
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	1,340,000	1,419,808
PepsiCo Inc., Senior Notes	0.700%	8/13/15	14,900,000	14,951,494
PepsiCo Inc., Senior Notes	7.900%	11/1/18	45,000	61,008
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	4,370,000	4,559,221	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	15,415,000	16,994,328	(a)

Total Beverages				102,949,445

Food & Staples Retailing - 0.5%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	12,451,000	15,911,805
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	96,122	106,936	(a)
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	2,592,357	3,157,905
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	446,956	489,913	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	4,996,602	5,610,985
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	12,931,572	15,015,882
Kroger Co., Senior Notes	6.400%	8/15/17	1,270,000	1,536,924
Safeway Inc., Senior Notes	6.350%	8/15/17	310,000	349,174
Safeway Inc., Senior Notes	3.950%	8/15/20	780,000	759,522
Safeway Inc., Senior Notes	4.750%	12/1/21	6,830,000	6,963,328
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	180,000	223,734
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,260,000	3,115,683

Total Food & Staples Retailing				53,241,791

Food Products - 0.5%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	7,311,470	8,846,878	(b)
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	11,703,000	13,909,039	(a)
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	11,350,000	11,992,308	(a)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	10,647,000	12,844,179

Total Food Products				47,592,404

Tobacco - 0.8%
Altria Group Inc., Senior Notes	9.250%	8/6/19	11,630,000	16,513,565

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Tobacco - continued
Altria Group Inc., Senior Notes	4.750%	5/5/21	13,100,000	$14,987,304
Altria Group Inc., Senior Notes	2.850%	8/9/22	11,660,000	11,632,914
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	13,490,000	14,053,760
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	6,000,000	6,011,952
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	8,700,000	9,583,468
Reynolds American Inc., Senior Notes	6.750%	6/15/17	8,430,000	10,203,908
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	100,000	120,498

Total Tobacco				83,107,369

TOTAL CONSUMER STAPLES				286,891,009

ENERGY - 5.5%
Energy Equipment & Services - 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	230,000	309,849
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	10,730,000	11,667,383
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	1,420,000	1,462,600
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	7,290,000	7,399,350
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	2,000,000	2,020,000	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	2,400,000	2,652,000
Transocean Inc., Senior Notes	5.250%	3/15/13	360,000	367,137
Transocean Ltd.	6.000%	3/15/18	6,015,000	7,023,902

Total Energy Equipment & Services				32,902,221

Oil, Gas & Consumable Fuels - 5.2%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	11,507,000	15,407,298
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	10,709,000	12,910,963
Apache Corp., Senior Notes	3.250%	4/15/22	4,360,000	4,686,760
Apache Corp., Senior Notes	6.000%	1/15/37	240,000	319,267
Apache Corp., Senior Notes	5.100%	9/1/40	13,466,000	16,157,678
Apache Corp., Senior Notes	4.750%	4/15/43	1,700,000	1,942,500
Arch Coal Inc., Senior Notes	7.000%	6/15/19	11,600,000	9,744,000
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	19,410,000	20,414,953
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	6,440,000	6,921,970
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	1,270,000	1,373,767
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	4,170,000	4,412,602
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,001,000	1,076,075
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	4,885,000	4,897,213
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,505,000	1,552,031
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	7,130,000	7,468,675
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	3,000,000	3,172,500
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	8,594,000	8,937,760
Concho Resources Inc., Senior Notes	6.500%	1/15/22	5,659,000	6,239,048
Concho Resources Inc., Senior Notes	5.500%	10/1/22	4,600,000	4,795,500
Conoco Funding Co.	7.250%	10/15/31	810,000	1,216,842
ConocoPhillips	5.900%	10/15/32	10,000	12,900
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	638,000	902,947
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	6,810,000	7,133,475
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	500,000	486,250
Devon Energy Corp.	6.300%	1/15/19	14,500,000	18,002,112
Devon Energy Corp., Debentures	7.950%	4/15/32	970,000	1,432,020
Devon Energy Corp., Senior Notes	3.250%	5/15/22	3,530,000	3,672,803
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	3,267,000	3,796,107
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	19,000,000	21,802,614
Energy Transfer Partners LP	6.125%	2/15/17	5,305,000	6,092,819
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	14,300,000	17,393,362
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	3,850,000	4,208,462
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	830,000	997,538
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	1,660,000	1,963,654
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	11,425,000	13,201,656
Hess Corp., Notes	8.125%	2/15/19	19,670,000	26,025,593

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Kerr-McGee Corp., Notes	6.950%	7/1/24	4,730,000	$6,106,094
Kerr-McGee Corp., Notes	7.875%	9/15/31	8,240,000	11,062,587
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	1,879,000	1,972,110
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	5,190,000	6,095,390
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,500,000	2,650,000	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	2,720,000	2,917,200
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	2,630,000	2,827,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	1,600,000	1,676,000
Noble Energy Inc., Senior Notes	8.250%	3/1/19	14,600,000	18,904,241
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	9,940,000	10,689,824
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	9,650,000	9,919,717
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	7,345,000	7,510,262
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	21,623,000	27,136,865
Pemex Project Funding Master Trust, Senior Notes	1.018%	12/3/12	104,000	103,610	(a)(c)
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	7,930,000	8,388,433
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	6,250,000	7,080,425
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	5,457,000	6,219,878
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	32,920,000	37,093,301
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	5,000,000	5,075,000
QEP Resources Inc., Senior Notes	6.875%	3/1/21	6,610,000	7,469,300
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	6,330,000	6,963,000
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	3,670,000	3,945,250
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	8,833,000	9,451,310
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	3,480,000	3,584,400	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,910,000	2,237,057
Shell International Finance BV, Senior Notes	6.375%	12/15/38	6,665,000	9,598,933
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	6,600,000	6,843,481	(a)
Statoil ASA, Senior Notes	3.125%	8/17/17	4,000,000	4,382,800
Williams Cos. Inc., Debentures	7.500%	1/15/31	453,000	567,740
Williams Cos. Inc., Notes	7.875%	9/1/21	7,877,000	10,327,795
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	242,000	309,544
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	2,891,000	4,010,586
Williams Partners LP, Senior Notes	5.250%	3/15/20	3,340,000	3,870,455
WPX Energy Inc., Senior Notes	6.000%	1/15/22	4,530,000	4,869,750

Total Oil, Gas & Consumable Fuels				512,631,302

TOTAL ENERGY				545,533,523

FINANCIALS - 11.3%
Capital Markets - 1.9%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	925,000	1,112,173
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	1,810,000	1,363,220	(c)
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	3,892,000	3,907,272
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	584,000	602,581
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	3,600,000	3,864,524
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	37,530,000	41,882,204
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	3,070,000	3,384,475
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	29,060,000	33,621,490
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	1,420,000	1,564,989
Lehman Brothers Holdings Capital Trust VII	5.857%	11/16/12	5,530,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	5,280,000	0	(b)(c)(d)(e)(f)
Merrill Lynch and Co. Inc.	6.050%	5/16/16	390,000	426,124
Morgan Stanley, Medium-Term Notes	0.905%	10/18/16	7,380,000	6,858,743	(c)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	16,755,000	18,368,892

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Capital Markets - continued
Morgan Stanley, Senior Notes	4.750%	3/22/17	1,970,000	$2,112,157
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	7,230,000	7,484,424
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	26,711,000	29,522,226
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	9,604,000	9,593,368	(a)
UBS AG, Senior Notes	2.250%	1/28/14	7,760,000	7,882,678
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	6,040,000	6,401,627
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	250,000	279,600
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	4,410,000	4,718,881

Total Capital Markets				184,951,648

Commercial Banks - 3.2%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	7,100,000	7,179,989	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	9,340,000	9,885,465	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	4,445,000	4,783,122	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	16,375,000	16,249,240
BNP Paribas SA, Senior Notes	2.375%	9/14/17	12,360,000	12,413,408
CIT Group Inc., Senior Notes	4.250%	8/15/17	690,000	716,094
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	10,260,000	10,820,196	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	17,360,000	17,406,004
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	4,080,000	4,681,963	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	4,780,000	5,073,540
Credit Agricole SA, Senior Notes	2.625%	1/21/14	6,560,000	6,619,847	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	20,600,000	20,033,500	(a)(c)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	7,022,000	6,881,560	(a)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	28,520,000	1,675,550	(a)(e)(h)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	6,000,000	6,060,360
Nordea Bank AB, Senior Notes	3.700%	11/13/14	3,420,000	3,586,622	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	14,240,000	14,955,418	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	14,032,000	18,434,540	(a)(c)(g)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	1,820,000	1,958,719	(a)(c)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	2,060,000	1,998,200	(c)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	4,600,000	3,760,500	(c)(g)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	11,710,000	11,850,895
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	5,590,000	6,424,028
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	70,000	72,087
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	15,000,000	14,887,500	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	2,200,000	2,205,150	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	13,440,000	14,137,939	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	4,290,000	4,568,798	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/16/12	20,651,000	20,418,676	(c)(g)
Wachovia Corp., Senior Notes	5.750%	2/1/18	13,275,000	16,030,678
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	720,000	773,910
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	7,930,000	8,631,964
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	18,900,000	19,553,656
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	13,910,000	16,067,455
Wells Fargo & Co., Subordinated Notes	5.000%	11/15/14	130,000	140,236
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	6,705,000	6,805,575

Total Commercial Banks				317,742,384

Consumer Finance - 1.0%
American Express Co., Subordinated Debentures	6.800%	9/1/66	12,195,000	13,048,650	(c)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	21,660,000	23,430,488
American Honda Finance Corp., Notes	1.000%	8/11/15	14,000,000	14,028,350	(a)
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	290,000	306,840
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	24,330,000	28,215,939
HSBC Finance Corp., Subordinated Notes	6.375%	11/27/12	520,000	524,480

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Consumer Finance - continued
SLM Corp.	5.000%	4/15/15	740,000	$781,655
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	4,690,000	4,950,347
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	3,510,000	3,313,440
SLM Corp., Senior Notes	3.875%	9/10/15	11,260,000	11,603,903

Total Consumer Finance				100,204,092

Diversified Financial Services - 4.6%
Bank of America Corp.	5.750%	12/1/17	1,770,000	2,036,484
Bank of America Corp., Senior Notes	4.500%	4/1/15	25,520,000	27,336,922
Bank of America Corp., Senior Notes	3.875%	3/22/17	3,530,000	3,798,767
Bank of America Corp., Senior Notes	5.625%	7/1/20	5,350,000	6,100,659
Bank of America Corp., Senior Notes	5.875%	1/5/21	28,000,000	32,303,012
Bank of America Corp., Senior Notes	5.000%	5/13/21	22,450,000	24,676,613
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	2,030,000	2,194,324
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	5,760,000	6,835,548
Citigroup Inc., Senior Notes	6.000%	12/13/13	20,500,000	21,741,562
Citigroup Inc., Senior Notes	5.125%	5/5/14	94,000	99,329
Citigroup Inc., Senior Notes	6.375%	8/12/14	2,990,000	3,253,772
Citigroup Inc., Senior Notes	6.010%	1/15/15	9,320,000	10,214,002
Citigroup Inc., Senior Notes	3.953%	6/15/16	11,150,000	11,930,054
Citigroup Inc., Senior Notes	6.000%	8/15/17	7,580,000	8,829,123
Citigroup Inc., Senior Notes	5.375%	8/9/20	20,010,000	23,133,921
Citigroup Inc., Senior Notes	5.875%	5/29/37	6,040,000	7,102,660
Citigroup Inc., Senior Notes	6.875%	3/5/38	24,800,000	32,591,862
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	1,370,000	1,444,966
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	180,000	195,453
General Electric Capital Corp., Notes	5.300%	2/11/21	18,700,000	21,459,503
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	11,750,000	11,955,519
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	41,330,000	55,221,220
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	39,295,000	41,464,084	(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	2,760,000	2,180,400	(a)(c)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	5,440,000	5,848,000	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	25,510,000	28,666,863	(a)
JPMorgan Chase & Co.	4.400%	7/22/20	10,770,000	11,853,322
JPMorgan Chase & Co., Senior Notes	6.300%	4/23/19	9,630,000	11,838,361
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	13,010,000	14,214,648
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	1,740,000	1,917,790
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	8,930,000	9,905,603
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	4,430,000	4,487,732
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	490,000	542,058
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	60,000	70,641
Patrons’ Legacy	5.775%	5/23/20	8,602,125	8,311,373	(a)(b)

Total Diversified Financial Services				455,756,150

Insurance - 0.5%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	360,000	363,600
American International Group Inc., Senior Notes	3.750%	11/30/13	6,500,000	6,672,530	(a)
American International Group Inc., Senior Notes	6.400%	12/15/20	14,396,000	17,535,652
ASIF Global Financing XIX	4.900%	1/17/13	2,180,000	2,190,900	(a)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	6,560,000	6,958,632
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000	10,502,000	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	2,905,000	3,047,580
MetLife Inc., Senior Notes	4.750%	2/8/21	6,300,000	7,301,574

Total Insurance				54,572,468

Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	6,441,000	7,023,350

TOTAL FINANCIALS				1,120,250,092

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
HEALTH CARE - 2.2%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	6,810,000	$7,914,916
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,000,000	1,064,903

Total Health Care Equipment & Supplies				8,979,819

Health Care Providers & Services - 0.9%
AmerisourceBergen Corp.	5.875%	9/15/15	5,350,000	6,113,327
HCA Inc., Debentures	7.500%	11/15/95	15,410,000	13,098,500
HCA Inc., Notes	7.690%	6/15/25	723,000	733,845
HCA Inc., Notes	7.500%	11/6/33	1,105,000	1,082,900
HCA Inc., Senior Notes	6.250%	2/15/13	1,243,000	1,260,091
HCA Inc., Senior Notes	5.750%	3/15/14	311,000	326,550
HCA Inc., Senior Secured Notes	6.500%	2/15/20	3,230,000	3,593,375
Tenet Healthcare Corp., Senior Notes	9.250%	2/1/15	11,570,000	13,016,250
UnitedHealth Group Inc.	4.875%	4/1/13	18,130,000	18,515,734
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	180,000	182,833
WellPoint Inc., Notes	5.875%	6/15/17	3,040,000	3,616,655
WellPoint Inc., Notes	7.000%	2/15/19	5,500,000	6,861,173
WellPoint Inc., Senior Notes	1.250%	9/10/15	3,140,000	3,161,923
WellPoint Inc., Senior Notes	3.700%	8/15/21	7,390,000	7,730,450
WellPoint Inc., Senior Notes	3.125%	5/15/22	5,180,000	5,170,479

Total Health Care Providers & Services				84,464,085

Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	4,430,000	4,740,100

Pharmaceuticals - 1.2%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	16,150,000	19,452,659
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	32,150,000	34,758,137	(a)
GlaxoSmithKline Capital Inc., Senior Bond	6.375%	5/15/38	7,000,000	9,984,352
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	11,380,000	11,819,484
Merck and Co. Inc.	6.000%	9/15/17	340,000	420,749
Pfizer Inc., Senior Notes	6.200%	3/15/19	8,435,000	10,746,207
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	9,750,000	12,241,037	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	1,720,000	1,864,504
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	1,830,000	1,983,746
Watson Pharmaceuticals Inc., Senior Notes	1.875%	10/1/17	4,450,000	4,499,524
Wyeth, Notes	5.950%	4/1/37	7,135,000	9,669,644

Total Pharmaceuticals				117,440,043

TOTAL HEALTH CARE				215,624,047

INDUSTRIALS - 1.2%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	8,200,000	10,301,397
Boeing Co., Senior Notes	4.875%	2/15/20	3,100,000	3,757,938
Raytheon Co., Senior Notes	3.125%	10/15/20	4,410,000	4,730,034
United Technologies Corp., Senior Notes	3.100%	6/1/22	5,630,000	5,999,463

Total Aerospace & Defense				24,788,832

Airlines - 0.5%
Air 2 US, Notes	8.027%	10/1/19	6,539,327	6,670,114	(a)
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	42,421	46,239
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	183,142	199,624
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	8,581,941	9,568,863
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,070,000	1,102,100	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	12,673,022	14,003,690
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	7,410,245	7,966,014
Southwest Airlines Co., Notes	5.125%	3/1/17	5,320,000	5,955,905

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines - continued
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	2,136,851	$2,446,695

Total Airlines				47,959,244

Building Products - 0.1%
Masco Corp.	7.125%	8/15/13	5,830,000	6,065,433
Masco Corp.	6.125%	10/3/16	8,270,000	9,102,301

Total Building Products				15,167,734

Commercial Services & Supplies - 0.1%
Waste Management Inc.	5.000%	3/15/14	6,938,000	7,353,066
Waste Management Inc.	7.125%	12/15/17	500,000	604,966
Waste Management Inc., Senior Notes	7.375%	5/15/29	1,230,000	1,632,717

Total Commercial Services & Supplies				9,590,749

Industrial Conglomerates - 0.1%
United Technologies Corp., Senior Notes	4.500%	6/1/42	8,490,000	9,515,465

Machinery - 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	7,660,000	7,978,595

Road & Rail - 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	4,092,000	4,552,350
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	1,410,000	1,582,725

Total Road & Rail				6,135,075

TOTAL INDUSTRIALS				121,135,694

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Electronic Data Systems Corp.	6.000%	8/1/13	775,000	807,776
International Business Machines Corp	4.750%	11/29/12	40,000	40,299
International Business Machines Corp., Senior Notes	5.600%	11/30/39	82,000	109,297
International Business Machines Corp., Senior Notes	4.000%	6/20/42	1,637,000	1,785,466

Total IT Services				2,742,838

Semiconductors & Semiconductor Equipment - 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	1,320,000	1,651,496

TOTAL INFORMATION TECHNOLOGY				4,394,334

MATERIALS - 2.6%
Chemicals - 0.2%
Ecolab Inc., Senior Notes	4.350%	12/8/21	3,810,000	4,322,334
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	4,790,000	5,352,825	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	2,690,000	2,858,125
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	4,690,000	5,346,600
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	2,690,000	3,059,875
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	320,000	370,753

Total Chemicals				21,310,512

Containers & Packaging - 0.4%
Ball Corp., Senior Notes	6.750%	9/15/20	7,154,000	7,869,400
Ball Corp., Senior Notes	5.750%	5/15/21	9,920,000	10,688,800
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes	7.125%	4/15/19	4,450,000	4,694,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes	6.875%	2/15/21	5,055,000	5,333,025
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	2,755,000	2,807,668	(a)
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	3,680,000	3,739,465	(a)

Total Containers & Packaging				35,133,108

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining - 1.9%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	7,165,000	$8,877,729
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	4,240,000	4,450,991
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	9,559,000	10,399,771
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	20,020,000	25,485,420
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	2,980,000	3,159,685
Cliffs Natural Resources Inc., Senior Notes	6.250%	10/1/40	10,990,000	10,754,133
Corporacion Nacional del Cobre, Senior Notes	4.750%	10/15/14	2,590,000	2,766,563	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	8,460,000	8,417,700	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	1,480,000	1,439,300	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	17,398,000	17,415,572
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	7,138,000	8,891,806
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	1,480,000	1,520,700
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	5,460,000	5,701,332
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	12,460,000	13,144,814
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	3,340,000	3,694,127
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	4,940,000	5,262,483
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	5,890,000	5,978,350
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	530,000	575,050
Vale Overseas Ltd., Notes	6.875%	11/21/36	14,306,000	16,564,603
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	31,715,000	33,337,571

Total Metals & Mining				187,837,700

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	7,180,000	7,497,485

TOTAL MATERIALS				251,778,805

TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.5%
AT&T Inc., Global Notes	5.500%	2/1/18	12,923,000	15,676,697
AT&T Inc., Global Notes	5.600%	5/15/18	16,470,000	20,181,663
AT&T Inc., Senior Notes	3.875%	8/15/21	2,850,000	3,225,961
AT&T Inc., Senior Notes	6.300%	1/15/38	5,950,000	7,810,660
AT&T Inc., Senior Notes	6.400%	5/15/38	3,257,000	4,302,738
AT&T Inc., Senior Notes	5.550%	8/15/41	570,000	709,535
BellSouth Corp.	5.200%	9/15/14	8,250,000	8,961,010
British Telecommunications PLC, Bonds	9.625%	12/15/30	5,310,000	8,642,397
CenturyTel Inc.	6.000%	4/1/17	8,270,000	9,264,542
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	9,730,000	11,084,250
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	5,150,000	5,549,125
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,700,000	1,827,500	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	2,400,000	2,598,000
Qwest Corp., Debentures	6.875%	9/15/33	5,600,000	5,670,000
Qwest Corp., Senior Notes	7.500%	10/1/14	2,680,000	2,989,725
SBC Communications Inc., Notes	5.100%	9/15/14	7,620,000	8,285,302
Telefonica Emisiones SAU, Senior Notes	6.421%	6/20/16	610,000	644,312
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	490,000	512,050
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	1,345,000	1,351,725
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	5,895,000	5,784,469
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	1,350,000	1,323,000
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	7,755,000	8,220,300	(a)
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	790,000	987,411
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	1,250,000	1,745,199
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	2,070,000	2,741,885
Windstream Corp., Senior Notes	7.750%	10/1/21	8,290,000	8,932,475

Total Diversified Telecommunication Services				149,021,931

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wireless Telecommunication Services - 0.6%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	6,290,000	$7,545,352
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	4,980,000	5,830,589
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	15,245,000	21,359,312
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	130,000	148,019
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	1,850,000	1,997,145
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,380,000	2,463,300
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	13,050,000	15,660,000	(a)
Sprint Nextel Corp., Senior Notes	7.000%	8/15/20	880,000	915,200

Total Wireless Telecommunication Services				55,918,917

TOTAL TELECOMMUNICATION SERVICES				204,940,848

UTILITIES - 1.4%
Electric Utilities - 0.7%
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	3,000,000	3,670,179
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,010,000	1,018,326
FirstEnergy Corp., Notes	7.375%	11/15/31	23,105,000	30,264,454
MidAmerican Energy Holdings Co., Senior Bonds	6.500%	9/15/37	2,025,000	2,711,665
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	2,800,000	3,845,089
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	11,790,000	15,064,366
Progress Energy Inc., Senior Notes	4.400%	1/15/21	5,200,000	5,840,947
Progress Energy Inc., Senior Notes	6.000%	12/1/39	7,000,000	8,808,709

Total Electric Utilities				71,223,735

Gas Utilities - 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	50,000	58,666	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	9,410,000	13,310,681

Total Gas Utilities				13,369,347

Independent Power Producers & Energy Traders - 0.4%
AES Corp., Senior Notes	7.750%	3/1/14	15,000	16,125
AES Corp., Senior Notes	7.750%	10/15/15	4,905,000	5,542,650
AES Corp., Senior Notes	8.000%	6/1/20	1,599,000	1,858,837
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	5,481,000	5,892,075	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	8,660,000	9,352,800	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	10,000	11,050	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	11,186,000	12,584,250

Total Independent Power Producers & Energy Traders				35,257,787

Multi-Utilities - 0.2%
Dominion Resources Inc., Senior Notes	5.600%	11/15/16	11,983,000	14,035,424
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	90,000	122,619
Dominion Resources Inc., Senior Notes	7.000%	6/15/38	3,600,000	5,199,912

Total Multi-Utilities				19,357,955

TOTAL UTILITIES				139,208,824

TOTAL CORPORATE BONDS & NOTES (Cost - $2,900,276,493)				3,186,799,510

ASSET-BACKED SECURITIES - 3.0%
ACE Securities Corp., 2006-GP1 A	0.347%	2/25/31	130,978	113,711	(c)
ACE Securities Corp., 2006-SL3 A1	0.317%	6/25/36	790,872	144,371	(c)
AFC Home Equity Loan Trust, 2002-2 2A	0.517%	6/25/30	284,915	154,054	(c)
Ameriquest Mortgage Securities Inc., 2003-1 M1	1.567%	2/25/33	1,163,205	1,051,713	(c)
Avis Budget Rental Car Funding AESOP II LLC, 2010-5A A	3.150%	3/20/17	7,310,000	7,768,088	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES - continued
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	6,375,000	$6,701,081	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-3A A	2.100%	3/20/19	5,800,000	5,916,226	(a)
Bear Stearns Asset Backed Securities Trust, 2005-CL1 A1	0.717%	9/25/34	5,183,305	3,898,752	(c)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.497%	2/25/36	661,378	652,167	(c)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.437%	12/25/36	201,658	200,548	(a)(c)
Brazos Student Loan Finance Corp., 2009-1 AS	2.951%	12/27/39	6,700,000	7,082,289	(c)
CDC Mortgage Capital Trust, 2002-HE1 A	0.837%	1/25/33	302,064	258,780	(c)
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	562,653	576,607
Countrywide Asset-Backed Certificates, 2002-BC1	0.877%	4/25/32	97,591	57,689	(c)
Countrywide Asset-Backed Certificates, 2003-1	0.897%	6/25/33	153,814	130,177	(c)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.837%	9/25/33	470,971	421,878	(c)
Countrywide Asset-Backed Certificates, 2004-15	4.614%	12/25/32	2,234,899	2,172,223	(c)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.557%	12/25/36	166,669	79,766	(a)(c)
Countrywide Home Equity Loan Trust, 2002-F A	0.571%	11/15/28	39,652	38,834	(c)
Countrywide Home Equity Loan Trust, 2004-I A	0.511%	2/15/34	240,866	164,575	(c)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.361%	7/15/36	186,510	118,795	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.371%	11/15/36	1,390,220	1,012,007	(c)
Countrywide Home Equity Loan Trust, 2006-I 2A	0.361%	1/15/37	18,990,217	14,693,111	(c)
Countrywide Home Equity Loan Trust, 2007-B A	0.371%	2/15/37	17,356,583	13,457,201	(c)
Education Funding Capital Trust, 2004-1 A4	1.760%	6/15/43	4,600,000	4,419,731	(b)(c)
EFS Volunteer No. 3 LLC, 2012-1 A3	1.217%	4/25/33	6,650,000	6,605,990	(a)(c)
EMC Mortgage Loan Trust, 2002-B A1	0.867%	2/25/41	284,628	247,792	(a)(c)
Fairbanks Capital Mortgage Loan Trust, 1999-1 A	1.417%	5/25/28	426,651	388,152	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN	0.457%	10/25/34	28,252,633	21,577,533	(c)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	15,747	3,597
Green Tree Financial Corp., 1993-2	8.000%	7/15/18	76,761	77,486
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/26	898,115	79,639	(c)
Green Tree Home Improvement Loan Trust, 1996-A	7.400%	2/15/26	66,349	61,895
Greenpoint Manufactured Housing, 1999-2 A2	2.983%	3/18/29	7,350,000	5,965,960	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.609%	6/19/29	3,575,000	2,926,180	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.719%	2/20/30	3,500,000	2,850,838	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.740%	2/20/32	5,350,000	4,281,321	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.740%	3/13/32	7,825,000	6,541,583	(c)
Greenpoint Mortgage Funding Trust, 2005-HE1	0.817%	9/25/34	978,313	957,543	(c)
GSAA Home Equity Trust, 2005-6 A3	0.587%	6/25/35	5,000,000	4,331,205	(c)
GSAA Home Equity Trust, 2007-6 A4	0.517%	5/25/47	21,966,994	15,376,281	(c)
GSAMP Trust, 2006-S4 A1	0.307%	5/25/36	133,781	20,479	(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	11,800,000	12,946,264	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.477%	3/25/31	57,192	41,108	(c)
Indymac Seconds Asset Backed Trust, 2006-A A	0.347%	6/25/36	470,143	84,187	(c)
Keycorp Student Loan Trust, 2003-A 1A2	0.711%	10/25/32	3,261,800	3,006,707	(c)
Lehman XS Trust, 2005-5N 3A1A	0.517%	11/25/35	2,995,765	2,361,364	(c)
Lehman XS Trust, 2006-4N A2A	0.437%	4/25/46	4,396,464	2,744,176	(c)
Long Beach Mortgage Loan Trust, 2006-8 2A4	0.457%	9/25/36	6,130,774	2,452,297	(c)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.377%	10/25/36	5,342,704	2,059,548	(c)
Merrill Lynch Mortgage Investors Inc., 2005-SD1 A2	5.666%	5/25/46	165,687	165,942	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES - continued
Merrill Lynch Mortgage Investors Trust, 2007-SD1 A1	0.667%	2/25/47	16,871,809	$8,088,902	(c)
Morgan Stanley ABS Capital I, 2003-HE3 M1	1.237%	10/25/33	1,063,219	944,333	(c)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.367%	3/25/36	214,120	91,351	(c)
MSCC HELOC Trust, 2005-1 A	0.407%	7/25/17	904,431	782,333	(c)
Northstar Education Finance Inc., 2007-1 A6	1.700%	1/29/46	12,175,000	10,174,392	(b)(c)
Northstar Education Finance Inc., DE, Student Loan Asset Backed Note	1.710%	1/29/46	6,475,000	5,411,164	(b)(c)
Option One Mortgage Loan Trust, 2002-6 A2	1.017%	11/25/32	1,068,853	927,451	(c)
Option One Mortgage Loan Trust, 2003-1 A2	1.057%	2/25/33	8,889	7,558	(c)
Origen Manufactured Housing, 2006-A A2	3.720%	10/15/37	33,600,000	21,840,000	(c)
Origen Manufactured Housing Contract Trust, 2005-B	5.990%	1/15/37	1,485,334	1,581,112
Origen Manufactured Housing Contract Trust, 2005-B	6.480%	1/15/37	1,887,156	1,939,139
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1 M2	2.017%	7/25/35	3,020,698	2,120,986	(c)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	4,475,000	1,208,250	(a)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.757%	8/25/31	168,484	83,804	(c)
RAAC, 2007-RP2 M1	0.867%	2/25/46	600,000	112,013	(a)(c)
Renaissance Home Equity Loan Trust, 2003-4 A3	0.837%	3/25/34	11,290,364	9,877,860	(c)
Renaissance Home Equity Loan Trust, 2005-1	0.547%	5/25/35	1,579,718	1,316,379	(c)
Residential Asset Mortgage Products Inc., 2003-RS4 AIIB	0.877%	5/25/33	524,982	409,486	(c)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.342%	8/25/33	3,387,936	2,894,748	(c)
Residential Funding Mortgage Securities II, 2003-HS3	0.507%	8/25/33	64,980	54,615	(c)
Residential Funding Securities Corp., 2002-RP2 A1	1.717%	10/25/32	3,678,734	2,519,933	(a)(b)(c)
SACO I Trust, 2006-3 A3	0.677%	4/25/36	1,314,310	687,554	(c)
SACO I Trust, 2006-5 1A	0.517%	4/25/36	119,426	49,755	(c)
SACO I Trust, 2006-6 A	0.477%	6/25/36	168,115	93,260	(c)
Saxon Asset Securities Trust, 2002-3 M1	1.342%	12/25/32	2,117,943	1,710,512	(c)
Saxon Asset Securities Trust, 2003-3 M1	1.192%	12/25/33	9,250,195	7,175,459	(c)
SLM Student Loan Trust, 2003-11 A6	0.679%	12/15/25	4,200,000	4,100,823	(a)(c)
SLM Student Loan Trust, 2004-3 A5	0.621%	7/25/23	22,550,000	22,275,882	(c)
SLM Student Loan Trust, 2006-5 A5	0.561%	1/25/27	14,430,000	13,958,774	(c)
SLM Student Loan Trust, 2012-6 A3	0.970%	5/26/26	2,100,000	2,100,071	(c)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.557%	7/25/29	10,403	8,119	(c)
Structured Asset Securities Corp., 2005-SC1 1A2	8.258%	5/25/31	468,142	363,316	(a)(c)
Structured Asset Securities Corp., 2006-ARS1 A1	0.437%	2/25/36	1,172,702	95,158	(a)(c)
UCFC Home Equity Loan, 1998-C	5.935%	1/15/30	992	949
Vanderbilt Mortgage Finance, 1999-D IIB4	3.478%	1/7/30	3,178,888	2,654,353	(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $310,295,465)				297,099,235

COLLATERALIZED MORTGAGE OBLIGATIONS - 14.7%
American Home Mortgage Assets, 2006-3 3A12	0.407%	10/25/46	11,932,308	7,352,963	(c)
Banc of America Commercial Mortgage Inc., 2005-3 AM	4.727%	7/10/43	1,583,000	1,680,201
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	3,596,000	3,966,521	(c)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	2,430,000	2,577,671
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	90,024	95,109
Banc of America Funding Corp., 2005-F 2A1	3.116%	9/20/35	13,169,346	8,947,662	(c)
Bayview Commercial Asset Trust, 2006-SP1 A1	0.487%	4/25/36	378,680	375,282	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Bear Stearns ARM Trust, 2005-12 11A1	2.802%	2/25/36	421,589	$294,383	(c)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A3	5.736%	6/11/50	5,843,360	6,106,072
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A4	5.694%	6/11/50	855,000	1,004,249	(c)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.417%	10/25/36	1,049,284	754,473	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2005-05	2.046%	8/25/35	138,820	83,251	(c)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	2.989%	12/25/35	221,596	136,229	(c)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.617%	5/25/35	2,360,324	2,321,193	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A3	0.457%	11/25/36	37,346,000	26,361,160	(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A4	0.457%	11/25/36	11,505,228	7,063,083	(c)
Citigroup/Deutsche Bank Commercial Mortgage Trust	5.322%	12/11/49	1,425,000	1,622,539
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	12,575,637	13,275,081
Countrywide Alternative Loan Trust, 2004-33 2A1	2.967%	12/25/34	30,599	27,718	(c)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.547%	10/25/35	15,260,784	9,501,089	(c)
Countrywide Alternative Loan Trust, 2006-0A1 2A1	0.429%	3/20/46	121,587	73,052	(c)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.407%	8/25/46	499,031	306,625	(c)
Countrywide Alternative Loan Trust, 2006-0A18 A2	0.457%	12/25/46	208,735	72,944	(c)
Countrywide Alternative Loan Trust, 2006-0A2 A5	0.449%	5/20/46	5,734,966	2,812,341	(c)
Countrywide Alternative Loan Trust, 2006-0A9 2A1B	0.419%	7/20/46	532,760	263,075	(c)
Countrywide Home Loan Mortgage Pass Through Trust, 2006-HYB1 2A1	2.687%	3/20/36	138,665	99,322	(c)
Countrywide Home Loans, 2005-R3 AF	0.617%	9/25/35	4,301,684	3,589,893	(a)(c)
Countrywide Home Loans, 2006-0A5 1A1	0.417%	4/25/46	3,402,598	2,374,734	(c)
Countrywide Home Loans Pass-Through Certificates, 2006-HYB3 2A1A	2.896%	5/20/36	555,853	413,586	(c)
Credit Suisse Mortgage Capital Certificates	5.467%	9/15/39	3,260,000	3,677,961
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.588%	2/15/39	5,580,000	6,331,872	(c)
Credit Suisse Mortgage Capital Certificates, 2006-C5 A3	5.311%	12/15/39	2,600,000	2,957,440
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.955%	9/15/39	8,600,000	8,985,125	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	23,367,906	27,253,639
Federal Home Loan Mortgage Corp. (FHLMC), 3111 HZ	6.000%	2/15/36	2,635,615	2,700,295
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	6.069%	11/15/36	6,571,446	1,113,590	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3256 S, IO	6.469%	12/15/36	6,312,057	1,161,335	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.809%	9/15/37	6,658,823	1,176,242	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.009%	1/15/40	14,809,737	2,144,980	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3631 SJ, IO	6.019%	2/15/40	9,889,960	1,747,001	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	11,624,946	13,261,227
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	36,705,322	42,381,653
Federal Home Loan Mortgage Corp. (FHLMC), 3768 MB	4.000%	12/15/39	27,950,934	30,361,898

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal Home Loan Mortgage Corp. (FHLMC), 3788 IC, IO	6.000%	1/15/41	3,652,002	$586,481
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	27,993,791	33,278,767
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.829%	8/15/39	15,701,443	2,267,455	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 SA, IO	5.829%	4/15/39	38,573,745	9,317,010	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4063 S, IO	5.729%	6/15/42	3,994,838	776,138	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4068 DS, IO	5.779%	6/15/42	12,995,421	3,324,435	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4068 TS, IO	5.779%	6/15/42	11,855,290	3,034,033	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	12,244,791	1,611,823
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	36,084,794	42,066,750
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 262 S5, IO	6.279%	7/15/42	4,990,715	1,530,622	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.844%	7/25/21	42,250,084	4,788,244	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.219%	1/25/20	32,649,420	1,976,106	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.403%	4/25/20	110,808,467	7,565,670	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.834%	6/25/20	111,057,212	10,609,407	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.676%	8/25/20	34,537,816	2,918,273	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.447%	4/25/21	110,647,055	9,349,344	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.740%	10/25/21	27,305,740	2,992,136	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.606%	12/25/21	22,070,265	2,205,371	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K020 X1, IO	1.479%	5/25/22	14,360,000	1,539,679	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.256%	5/25/18	58,597,211	5,826,907	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.399%	6/25/21	41,308,122	3,538,991	(c)
Federal National Mortgage Association (FNMA), 2006-83 SG, IO	6.284%	9/25/36	12,004,625	2,201,605	(c)
Federal National Mortgage Association (FNMA), 2008-12 KS, IO	6.784%	3/25/38	6,312,201	1,007,444	(c)
Federal National Mortgage Association (FNMA), 2009-101 NS, IO	5.944%	12/25/39	8,000,817	1,038,126	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	6.264%	4/25/40	12,691,132	$2,097,319	(c)
Federal National Mortgage Association (FNMA), 2010-027 SG, IO	4.784%	4/25/40	6,646,427	710,466	(c)
Federal National Mortgage Association (FNMA), 2010-075 PU	4.500%	4/25/39	25,865,000	27,374,714
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.434%	9/25/40	10,490,353	1,920,400	(c)
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.284%	10/25/40	15,349,637	2,283,607	(c)
Federal National Mortgage Association (FNMA), 2010-123 PM	4.000%	7/25/40	19,331,985	21,331,782
Federal National Mortgage Association (FNMA), 2010-136 SA, IO	5.784%	12/25/40	14,971,940	2,628,198	(c)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.314%	12/25/40	2,130,149	314,658	(c)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.314%	1/25/41	15,659,908	2,765,707	(c)
Federal National Mortgage Association (FNMA), 2011-53 ST, IO	5.704%	6/25/41	16,345,325	2,415,121	(c)
Federal National Mortgage Association (FNMA), 2011-59 SW, IO	6.424%	7/25/41	9,468,310	1,422,228	(c)
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.464%	7/25/41	16,063,664	2,604,105	(c)
Federal National Mortgage Association (FNMA), 2011-87 SJ, IO	5.734%	9/25/41	37,633,074	6,642,004	(c)
Federal National Mortgage Association (FNMA), 2011-96 BS, IO	6.214%	5/25/41	5,411,157	1,023,940	(c)
Federal National Mortgage Association (FNMA), 2012-09 MS, IO	6.484%	2/25/27	13,158,410	2,747,364	(c)
Federal National Mortgage Association (FNMA), 2012-16 ST, IO	6.234%	3/25/42	4,419,306	877,409	(c)
Federal National Mortgage Association (FNMA), 2012-17 SA, IO	6.484%	7/25/26	16,569,597	3,175,572	(c)
Federal National Mortgage Association (FNMA), 2012-25 B	6.500%	3/25/42	25,892,631	30,632,847
Federal National Mortgage Association (FNMA), 2012-28 B	6.500%	6/25/39	15,443,258	17,338,038
Federal National Mortgage Association (FNMA), 2012-35 MB	5.500%	4/25/42	89,168,782	100,643,199
Federal National Mortgage Association (FNMA), 2012-46 BA	6.000%	5/25/42	22,676,498	25,601,608
Federal National Mortgage Association (FNMA), 2012-51 B	7.000%	5/25/42	52,500,000	62,530,702
Federal National Mortgage Association (FNMA), 2012-63 AS, IO	6.284%	6/25/42	13,874,221	2,919,765	(c)
Federal National Mortgage Association (FNMA), 2012-63 DS, IO	6.334%	3/25/39	6,220,177	1,369,790	(c)
Federal National Mortgage Association (FNMA), 2012-66 SA, IO	5.784%	6/25/42	26,850,369	4,305,245	(c)
Federal National Mortgage Association (FNMA), 2012-70 IW, IO	3.000%	2/25/27	4,012,595	460,006
Federal National Mortgage Association (FNMA), 2012-74 AI, IO	3.000%	7/25/27	10,963,019	1,494,400
Federal National Mortgage Association (FNMA), 2012-74 OA, PO	0.000%	3/25/42	1,642,858	1,493,760
Federal National Mortgage Association (FNMA), 2012-74 SA, IO	6.434%	3/25/42	17,157,142	3,570,830	(c)
Federal National Mortgage Association (FNMA), 2012-75 AO, PO	0.010%	3/25/42	1,042,858	948,213

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal National Mortgage Association (FNMA), 2012-75 AS, IO	6.434%	3/25/42	4,757,142	$928,415	(c)
Federal National Mortgage Association (FNMA), 2012-75 DS, IO	5.734%	7/25/42	28,923,417	7,326,429	(c)
Federal National Mortgage Association (FNMA), 2012-76 AC	6.500%	7/25/42	30,748,089	35,828,042
Federal National Mortgage Association (FNMA), 2012-83 YS, IO	5.184%	8/25/42	3,988,214	844,592	(c)
Federal National Mortgage Association (FNMA), 2012-84 KS, IO	5.784%	8/25/42	32,440,663	4,489,470	(c)
Federal National Mortgage Association (FNMA), 2012-93 IB, IO	3.000%	9/25/27	11,737,442	1,481,623
Federal National Mortgage Association (FNMA), 384 14, IO	5.500%	1/25/40	6,994,427	845,440
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	10,710,920	1,404,733
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	4,570,260	532,791
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	2,317,076	268,641	(c)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	2,005,026	218,932	(c)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	2,060,786	289,023
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	11,232,787	1,572,015
Federal National Mortgage Association (FNMA), 409 C01, IO	3.000%	11/25/26	22,916,094	2,074,408
Federal National Mortgage Association (FNMA), 409 C15, IO	4.000%	11/25/39	2,743,078	310,942
Federal National Mortgage Association (FNMA), 409 C18, IO	4.000%	4/25/42	10,633,050	1,721,937
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	18,371,133	1,972,797
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	10,061,487	1,404,464
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	9,305,000	10,570,359
Government National Mortgage Association (GNMA), 2006-16 GS, IO	6.772%	4/20/36	3,127,995	581,361	(c)
Government National Mortgage Association (GNMA), 2008-60 SH, IO	5.929%	7/16/38	1,608,145	236,100	(c)
Government National Mortgage Association (GNMA), 2009-087 KI, IO	6.082%	9/20/35	8,912,823	1,159,343	(c)
Government National Mortgage Association (GNMA), 2009-087 SI, IO	6.532%	2/20/35	10,637,670	1,905,077	(c)
Government National Mortgage Association (GNMA), 2009-106 SC, IO, PAC	6.132%	11/20/39	9,151,491	1,462,384	(c)
Government National Mortgage Association (GNMA), 2009-106 SU, IO	5.982%	5/20/37	18,624,582	2,730,114	(c)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.332%	11/20/38	2,033,050	292,412	(c)
Government National Mortgage Association (GNMA), 2010-014 SH, IO	5.779%	2/16/40	6,891,178	1,293,586	(c)
Government National Mortgage Association (GNMA), 2010-014 SX, IO	6.229%	2/16/40	11,991,580	1,973,565	(c)
Government National Mortgage Association (GNMA), 2010-020 SC, IO	5.932%	2/20/40	26,011,888	4,431,414	(c)
Government National Mortgage Association (GNMA), 2010-020 SE, IO	6.032%	2/20/40	24,538,764	4,043,365	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2010-026 QS, IO	6.032%	2/20/40	222,546	$39,044	(c)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.282%	3/20/39	6,235,015	998,079	(c)
Government National Mortgage Association (GNMA), 2010-035 AS, IO	5.532%	3/20/40	43,282,422	7,292,807	(c)
Government National Mortgage Association (GNMA), 2010-035 DS, IO	5.462%	3/20/40	53,334,500	8,899,176	(c)
Government National Mortgage Association (GNMA), 2010-037 SG, IO	5.482%	3/20/40	2,020,311	335,839	(c)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.262%	4/20/40	2,856,626	524,513	(c)
Government National Mortgage Association (GNMA), 2010-042 PC	5.000%	7/20/39	7,100,000	8,659,401
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.329%	4/16/34	6,650,438	412,183	(c)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.282%	5/20/40	11,174,689	2,031,627	(c)
Government National Mortgage Association (GNMA), 2010-059 PB	4.500%	7/20/39	14,600,000	16,633,663
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.282%	5/20/40	14,980,863	2,418,773	(c)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.282%	5/20/40	3,672,813	589,677	(c)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.432%	1/20/40	1,797,094	306,813	(c)
Government National Mortgage Association (GNMA), 2010-086 PB	4.500%	10/20/39	40,000,000	45,623,000
Government National Mortgage Association (GNMA), 2010-093 PS, IO	6.482%	6/20/35	7,713,776	905,488	(c)
Government National Mortgage Association (GNMA), 2010-101 NI, IO	5.000%	11/20/36	16,137,717	1,469,618
Government National Mortgage Association (GNMA), 2010-113 BS, IO	5.782%	9/20/40	15,536,161	2,522,658	(c)
Government National Mortgage Association (GNMA), 2010-116 MH	5.000%	7/20/40	30,000,000	35,493,540
Government National Mortgage Association (GNMA), 2010-118, IO	1.835%	4/16/53	29,775,223	2,461,220	(c)
Government National Mortgage Association (GNMA), 2010-121 SE, IO	5.782%	9/20/40	13,334,470	2,203,604	(c)
Government National Mortgage Association (GNMA), 2010-167 US, IO	6.412%	11/20/38	5,328,452	679,662	(c)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.235%	5/20/60	878,911	897,343	(c)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.594%	8/20/58	1,420,461	1,412,575	(c)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.644%	12/20/60	14,892,326	14,809,286	(c)
Government National Mortgage Association (GNMA), 2011-004 PS, IO	5.962%	9/20/40	8,272,468	1,220,819	(c)
Government National Mortgage Association (GNMA), 2011-011 SA, IO	5.782%	1/20/41	9,164,739	1,427,193	(c)
Government National Mortgage Association (GNMA), 2011-032 S, IO	5.779%	3/16/41	2,676,462	357,374	(c)
Government National Mortgage Association (GNMA), 2011-032 SD, IO	5.782%	3/20/41	5,403,489	888,525	(c)
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.909%	2/16/36	18,083,988	2,177,970	(c)
Government National Mortgage Association (GNMA), 2011-070 BS, IO	6.479%	12/16/36	12,323,217	1,684,154	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	21,900,000	$25,196,278
Government National Mortgage Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	398,498	42,991
Government National Mortgage Association (GNMA), 2011-H08 FG	0.724%	3/20/61	12,518,386	12,511,889	(c)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.744%	3/20/61	10,724,539	10,730,094	(c)
Government National Mortgage Association (GNMA), 2012-66 CI, IO	3.500%	2/20/38	15,297,037	2,731,333
Government National Mortgage Association (GNMA), 2012-74 LS, IO	5.882%	6/20/42	12,499,442	3,172,970	(c)
Government National Mortgage Association (GNMA), 2012-81 AI, IO	3.500%	4/20/27	13,383,743	1,731,464
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.487%	11/25/46	1,595,932	2,155,625	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.447%	4/25/36	3,003,786	1,507,849	(c)
Greenwich Capital Commercial Funding Corp., 2006-GG7	6.065%	7/10/38	1,820,000	2,109,633	(c)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	6.065%	7/10/38	2,950,000	3,237,808	(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.567%	3/25/35	13,261,381	10,966,207	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.567%	9/25/35	23,083,264	18,662,126	(a)(c)
GSR Mortgage Loan Trust, 2005-AR7 1A1	2.905%	11/25/35	1,887,539	1,606,800	(c)
Harborview Mortgage Loan Trust, 2005-3	0.459%	6/19/35	11,357,696	8,862,206	(c)
Harborview Mortgage Loan Trust, 2005-7 1A1	2.966%	6/19/45	4,509,332	2,625,586	(c)
Harborview Mortgage Loan Trust, 2006-02	3.010%	2/25/36	2,898,783	1,903,729	(c)
Harborview Mortgage Loan Trust, 2006-07 2A1A	0.419%	9/19/46	2,238,860	1,569,354	(c)
Harborview Mortgage Loan Trust, 2006-13 A	0.399%	11/19/46	512,830	287,798	(c)
IMPAC CMB Trust, 2003-4 1A1	0.857%	10/25/33	56,026	53,891	(c)
IMPAC CMB Trust, 2007-A A	0.467%	5/25/37	14,347,636	13,764,635	(c)
IMPAC Secured Assets Corp., 2006-2 2A1	0.567%	8/25/36	2,424,779	2,439,109	(c)
Indymac Index Mortgage Loan Trust, 2004-AR2 2A1	0.837%	6/25/34	22,182	19,569	(c)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.673%	3/25/35	207,318	174,635	(c)
Indymac Index Mortgage Loan Trust, 2006-AR06 2A1A	0.417%	6/25/47	434,928	271,985	(c)
Indymac Index Mortgage Loan Trust, 2006-AR15 A1	0.337%	7/25/36	160,735	100,640	(c)
Indymac INDX Mortgage Loan Trust, 2004-AR15	2.641%	2/25/35	1	0	(c)(f)
Indymac INDX Mortgage Loan Trust, 2005-AR09 1A1	2.656%	7/25/35	95,929	63,800	(c)
Indymac INDX Mortgage Loan Trust, 2005-AR13	2.614%	8/25/35	439,122	282,259	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 A4	5.399%	5/15/45	1,775,000	2,049,857
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	3,085,000	3,427,123
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	27,709,000	31,636,169
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.780%	7/15/46	104,676,917	7,420,965	(a)(c)
La Hipotecaria SA, 2007-1GA A	5.523%	12/23/36	248,333	245,850	(a)(b)(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.843%	6/15/36	1,212,626	1,167	(a)(c)(e)
LB-UBS Commercial Mortgage Trust, 2007-C1 A4	5.424%	2/15/40	990,000	1,143,131
Luminent Mortgage Trust, 2006-4 A1A	0.407%	5/25/46	376,406	225,968	(c)
Luminent Mortgage Trust, 2006-7 2A1	0.387%	12/25/36	3,404,948	2,336,645	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.333%	12/25/34	22,932	$21,220	(c)
MASTR Adjustable Rate Mortgages Trust, 2005-1 7A1	2.639%	2/25/35	383,398	335,219	(c)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	2.824%	1/25/36	1,410,154	1,287,260	(c)
MASTR Adjustable Rate Mortgages Trust, 2006- OA1 1A1	0.427%	4/25/46	363,116	240,256	(c)
MASTR ARM Trust, 2004-4 3A1	2.541%	5/25/34	1,041,951	1,026,111	(c)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	3,240,627	3,174,667	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	4,633,783	4,700,361	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.567%	5/25/35	3,876,946	3,079,408	(a)(c)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.530%	2/25/35	46,916	47,485	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	12,000,000	13,636,896	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	6.147%	8/12/49	920,000	1,053,616	(c)
MLCC Mortgage Investors Inc., 2003-B A1	0.897%	4/25/28	1,860,730	1,835,316	(c)
MLCC Mortgage Investors Inc., 2006-1 1A	2.676%	2/25/36	457,119	401,520	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	2.100%	8/15/45	29,964,608	3,412,579	(a)(c)
Morgan Stanley Capital I, 2007-HQ11 A31	5.439%	2/12/44	3,995,000	4,206,427
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	11,000,000	12,590,600	(c)
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A1	2.825%	10/25/34	7,001	6,655	(c)
Morgan Stanley Mortgage Loan Trust, 2004-10AR 4A	2.859%	11/25/34	2,942,658	2,897,185	(c)
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	2.731%	7/25/35	4,952,589	3,960,189	(c)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 3A1	5.084%	5/25/36	7,026,993	4,474,543	(c)
Prime Mortgage Trust, 2005-2 2A1	7.018%	10/25/32	553,290	548,597	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	53,860,940	51,738,981	(a)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.667%	1/25/37	26,781,696	14,052,410	(c)
Residential Accredit Loans Inc., 2005-Q03 A1	0.617%	10/25/45	1,680,435	1,117,632	(c)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	7,031,162	5,018,598
Residential Asset Mortgage Products Inc., 2004- SL2 A4	8.500%	10/25/31	140,612	151,071
Residential Asset Mortgage Products Inc., 2004- SL4 A5	7.500%	7/25/32	1,282,851	1,213,093
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	560,443	577,851
Structured ARM Loan Trust, 2004-16 5A2	5.070%	11/25/34	17,638,166	17,642,911	(c)
Structured ARM Loan Trust, 2005-19XS 2A1	0.517%	10/25/35	232,894	199,777	(c)
Structured Asset Mortgage Investments Inc., 2003- AR1 A1	0.959%	10/19/33	503,884	475,878	(c)
Structured Asset Mortgage Investments Inc., 2006- AR3 11A1	0.427%	4/25/36	3,560,954	2,282,372	(c)
Structured Asset Mortgage Investments Inc., 2006- AR6 1A1	0.397%	7/25/46	325,348	210,470	(c)
Thornburg Mortgage Securities Trust, 2004-01	1.874%	3/25/44	39,051	39,215	(c)
Thornburg Mortgage Securities Trust, 2004-03 A	0.957%	9/25/44	790,115	769,334	(c)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.163%	9/25/37	19,810,632	19,766,870	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.118%	9/25/37	18,419,617	18,881,176	(c)
Voyager BRSTN Delaware Trust, 2009-1 UAU7, IO	0.486%	12/26/36	1,092,657	866,668	(a)(c)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.068%	3/20/47	1,688	90	(a)(b)(c)
Wachovia Bank Commercial Mortgage Trust, 2006- C27 A3	5.765%	7/15/45	2,850,000	3,279,808	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
WaMu Mortgage Pass-Through Certificates, 2005- AR14 1A1	2.446%	12/25/35	72,309	$72,194	(c)
Washington Mutual Inc., 2005-AR15 A1A1	0.477%	11/25/45	12,388,734	11,100,553	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.537%	1/25/45	1,676,326	1,575,351	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.447%	4/25/45	7,105,195	6,600,555	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.487%	7/25/45	6,824,073	6,398,285	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.507%	10/25/45	13,245,509	11,982,921	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.487%	12/25/45	16,910,248	15,406,504	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR10 1A1	2.657%	9/25/36	338,732	259,044	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.482%	9/25/36	92,436	75,402	(c)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.647%	6/25/37	30,921,529	17,245,122	(c)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.675%	4/25/36	80,144	69,196	(c)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	2.667%	4/25/36	5,294,017	4,749,119	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $1,442,614,081)				1,453,392,670

COLLATERALIZED SENIOR LOANS - 1.8%
CONSUMER DISCRETIONARY - 0.6%
Auto Components - 0.1%
Allison Transmission Inc., Term Loan B	2.720%	8/7/14	1,692,567	1,693,614	(i)
Schaeffler AG, Term Loan C2	6.000%	1/27/17	3,500,000	3,518,960	(i)

Total Auto Components				5,212,574

Hotels, Restaurants & Leisure - 0.2%
Caesars Entertainment Operating Co. Inc., Extended Term Loan B6	5.467%	1/26/18	2,250,000	2,041,072	(i)
Caesars Entertainment Operating Co. Inc., Incremental Term Loan B4	9.500%	10/31/16	1,477,273	1,516,051	(i)
Caesars Entertainment Operating Co. Inc., Term Loan B2	3.217%	1/28/15	1,000,000	970,417	(i)
CCM Merger Inc., New Term Loan B	6.000%	3/1/17	754,529	759,245	(i)
Dunkin Brands Inc., New Term Loan B2	4.000%	11/23/17	6,410,258	6,396,520	(i)
Landry’s Inc., Term Loan B	6.500%	4/24/18	3,482,500	3,526,031	(i)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.720%	11/23/16	424,892	421,705	(i)
Las Vegas Sands LLC, Extended Term Loan B	2.720%	11/23/16	2,114,044	2,102,299	(i)
Wendy’s International Inc., Term Loan	—	5/15/19	1,331,483	1,341,469	(j)
Wendys/Arbys Restaurants, LLC, New Term Loan B	4.750%	5/15/19	1,668,517	1,681,031	(i)

Total Hotels, Restaurants & Leisure				20,755,840

Media - 0.2%
AMC Entertainment Inc., Extended Term Loan B2	4.250%	12/15/16	2,944,737	2,954,201	(i)
Bresnan Broadband Holdings LLC, Term Loan B	4.500%	12/14/17	1,989,873	1,996,838	(i)
Cengage Learning Acquisitions Inc., Extended Term Loan	5.720%	7/5/17	4,794,378	4,359,888	(i)
Charter Communications Operating LLC, Extended Term Loan C	3.470%	9/6/16	2,846,879	2,846,879	(i)
Charter Communications Operating LLC, Term Loan D	4.000%	5/15/19	1,485,200	1,490,770	(i)
Univision Communications Inc., Extended Term Loan	4.466%	3/31/17	3,097,202	3,063,650	(i)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Media - continued
UPC Financing Partnership, Term Loan T	3.731%	12/30/16	65,864	$65,288	(i)

Total Media				16,777,514

Multiline Retail - 0.0%
Neiman Marcus Group Inc., Extended Term Loan	4.750%	5/16/18	4,000,000	4,016,820	(i)

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	4,846,941	4,720,576	(i)
Michaels Stores Inc., Term Loan B2	4.875 - 4.938%	7/29/16	2,000,000	2,013,572	(i)
Party City Holdings Inc., New Term Loan B	—	7/26/19	2,000,000	2,022,500	(j)

Total Specialty Retail				8,756,648

TOTAL CONSUMER DISCRETIONARY				55,519,396

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Del Monte Foods Co., Term Loan B	4.500%	3/8/18	3,835,037	3,823,850	(i)

Household Products - 0.0%
Visant Corp., Term Loan B	5.250%	12/22/16	2,832,721	2,730,542	(i)

Personal Products - 0.0%
NBTY Inc., Term Loan B1	4.250%	10/2/17	3,447,873	3,456,972	(i)

TOTAL CONSUMER STAPLES				10,011,364

ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Frac Tech International LLC, Term Loan B	6.250%	5/6/16	2,832,126	2,716,187	(i)

Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	5,610,000	5,624,025	(i)

TOTAL ENERGY				8,340,212

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Star West Generation LLC, Term Loan B	6.000%	5/17/18	2,538,462	2,525,769	(i)

HEALTH CARE - 0.2%
Biotechnology - 0.0%
Exopack LLC, Term Loan B	6.500%	5/31/17	2,429,250	2,409,007	(i)

Health Care Equipment & Supplies - 0.0%
Kinetic Concepts Inc., Term Loan B	7.000%	5/4/18	907,344	918,848	(i)

Health Care Providers & Services - 0.2%
Capsugel Holdings US Inc., Term Loan B	4.750%	8/1/18	1,850,321	1,855,719	(i)
CRC Health Corp., Term B2	4.862%	11/16/15	2,948,625	2,786,450	(i)
Emergency Medical Services Corp., Term Loan B	5.250%	5/25/18	4,240,024	4,252,392	(i)
Hanger Orthopedic Group Inc., Term Loan	4.000 - 4.060%	12/1/16	1,477,638	1,481,332	(i)
IASIS Healthcare LLC, Term Loan	5.000%	5/3/18	3,940,000	3,946,568	(i)
Quintiles Transnational Corp., Term Loan B	1.000%	6/8/18	2,962,500	2,972,128	(i)

Total Health Care Providers & Services				17,294,589

Health Care Technology - 0.0%
Multiplan Inc., Term Loan B	4.750%	8/26/17	2,213,439	2,216,206	(i)

Pharmaceuticals - 0.0%
Royalty Pharma Finance Trust, Term Loan	4.000%	4/2/18	1,971,828	1,975,115	(i)

TOTAL HEALTH CARE				24,813,765

INDUSTRIALS - 0.3%
Aerospace & Defense - 0.0%
FGI Operating Co. LLC, Term Loan	5.500 - 6.500%	4/19/19	2,000,000	2,008,334	(i)

Airlines - 0.1%
DAE Aviation Holdings Inc., Tranche Term Loan B1	5.450%	7/31/14	1,984,746	1,979,784	(i)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines - continued
Delta Air Lines Inc., Term Loan B	5.500%	4/20/17	3,960,000	$3,985,990	(i)

Total Airlines				5,965,774

Commercial Services & Supplies - 0.1%
Nielsen Finance LLC, Term Loan C	3.478%	5/2/16	7,579,235	7,604,497	(i)
Sensus Metering Systems Inc., First Lien Term Loan	4.750 -5.750%	5/9/17	987,500	988,734	(i)

Total Commercial Services & Supplies				8,593,231

Construction & Engineering - 0.0%
BakerCorp	5.000%	6/1/18	4,964,962	4,968,686	(i)

Road & Rail - 0.1%
Hertz Corp., Term Loan	3.750%	3/9/18	4,934,950	4,914,682	(i)
RailAmerica Inc., Term Loan B	4.000%	3/1/19	3,980,000	3,977,512	(i)

Total Road & Rail				8,892,194

TOTAL INDUSTRIALS				30,428,219

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
First Data Corp., Add on Term Loan	—	9/30/18	5,000,000	4,903,125	(j)
First Data Corp., Extended Term Loan B	4.217%	3/23/18	15,378,591	14,667,331	(i)
First Data Corp., Non-Extended Term Loan B2	2.967%	9/24/14	284,270	282,351	(i)
SunGard Data Systems Inc., Term Loan A	1.977 -1.984%	2/28/14	6,658	6,655	(i)
SunGard Data Systems Inc., Term Loan B	3.840 -4.064%	2/26/16	1,291,681	1,293,296	(i)

TOTAL INFORMATION TECHNOLOGY				21,152,758

MATERIALS - 0.1%
Construction Materials - 0.1%
Fairmount Minerals Ltd., New Term Loan B	5.250%	3/15/17	5,194,355	5,173,578	(i)

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
Intelsat Jackson Holdings Ltd., Term Loan	5.250%	4/2/18	3,950,000	3,953,456	(i)
Intelsat Jackson Holdings Ltd., Term Loan B1	—	4/2/18	1,485,248	1,489,426	(j)

Total Diversified Telecommunication Services				5,442,882

Wireless Telecommunication Services - 0.1%
Crown Castle International Corp., Term Loan B	4.000%	1/31/19	1,989,975	1,994,204	(i)
MetroPCS Inc., Term Loan B3	4.000%	3/16/18	3,939,950	3,935,025	(i)
Telesat LLC, Term Loan B	4.250%	3/28/19	3,990,000	3,992,494	(i)

Total Wireless Telecommunication Services				9,921,723

TOTAL TELECOMMUNICATION SERVICES				15,364,605

UTILITIES - 0.0%
Electric Utilities - 0.0%
Equipower Resources Holdings LLC, Term Loan	6.500%	12/21/18	2,992,500	3,023,673
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.728%	10/10/17	1,162,680	798,070	(i)

Total Electric Utilities				3,821,743	(i)

Independent Power Producers & Energy Traders - 0.0%
GenOn Energy Inc., Term Loan B	6.000%	12/1/17	982,456	987,895	(i)

TOTAL UTILITIES				4,809,638

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $178,867,952)				178,139,304

MORTGAGE-BACKED SECURITIES - 23.2%
FHLMC - 3.7%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	1/1/13-11/1/36	1,367,159	1,475,593
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-12/1/38	39,479,645	43,061,752
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	10/1/16-4/1/32	525,876	625,185

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
FHLMC - continued
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	6/1/27	9,836,214	$10,354,372
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	7/1/29-9/1/39	5,504,106	6,271,446
Federal Home Loan Mortgage Corp. (FHLMC)	2.850%	8/1/35	4,188,885	4,496,028	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.711%	9/1/35	597,320	640,453	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.813%	9/1/35	2,419,276	2,594,987	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.518%	10/1/35	1,532,778	1,633,689	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.598%	12/1/35	2,244,364	2,403,868	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.109%	12/1/35	115,954	122,302	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.320%	2/1/37	10,574	11,134	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.184%	5/1/37	117,591	123,522	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.433%	5/1/37	2,460,909	2,623,204	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.870%	5/1/37	24,978	26,462	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	3.295%	5/1/37	1,623,306	1,740,797	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.980%	6/1/37	601,725	642,170	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	4.696%	6/1/37	267,489	288,175	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.775%	7/1/37	5,355,247	5,816,913	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	3.045%	8/1/37	3,445,945	3,633,866	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	3/1/38-11/1/41	6,477,510	7,045,697
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	6/1/42	1,150,302	1,247,628
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	9/1/42	7,979,298	8,896,829
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25	4,651,655	4,952,144
Federal Home Loan Mortgage Corp. (FHLMC), Gold	2.500%	10/16/27-11/19/27	107,200,000	112,541,822	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	7/1/42	25,314,560	27,456,409
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/42	24,000,000	26,752,500	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	10/11/42	37,800,000	40,528,687	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/11/42	38,200,000	41,059,033	(k)

Total FHLMC				359,066,667

FNMA - 13.4%
Federal National Mortgage Association (FNMA)	6.500%	5/1/14-6/1/35	1,144,107	1,301,704
Federal National Mortgage Association (FNMA)	5.500%	1/1/17-5/1/40	41,572,211	45,797,601
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	432	499
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-12/1/39	63,337,411	70,151,617
Federal National Mortgage Association (FNMA)	2.500%	10/16/27-10/11/42	131,700,000	137,985,813	(k)
Federal National Mortgage Association (FNMA)	3.000%	10/16/27-10/11/42	224,200,000	237,326,937	(k)
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-2/1/39	30,184,850	36,051,542
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	9,571	11,695
Federal National Mortgage Association (FNMA)	4.500%	4/1/31-11/1/41	203,768,440	226,024,477
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-9/1/41	87,322,718	96,075,043
Federal National Mortgage Association (FNMA)	2.890%	5/1/35	1,729,949	1,843,560	(c)
Federal National Mortgage Association (FNMA)	2.654%	6/1/35	811,926	869,144	(c)
Federal National Mortgage Association (FNMA)	3.124%	6/1/35	4,837,342	5,184,914	(c)
Federal National Mortgage Association (FNMA)	2.753%	8/1/35	762,952	816,389	(c)
Federal National Mortgage Association (FNMA)	2.585%	9/1/35	1,531,228	1,637,437	(c)
Federal National Mortgage Association (FNMA)	2.601%	9/1/35	2,891,433	3,096,963	(c)
Federal National Mortgage Association (FNMA)	2.467%	10/1/35	1,292,379	1,382,676	(c)
Federal National Mortgage Association (FNMA)	2.471%	10/1/35	1,098,519	1,176,410	(c)
Federal National Mortgage Association (FNMA)	2.487%	10/1/35	1,488,932	1,588,994	(c)
Federal National Mortgage Association (FNMA)	3.173%	10/1/35	1,414,254	1,512,934	(c)
Federal National Mortgage Association (FNMA)	2.110%	11/1/35	117,892	123,850	(c)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
FNMA - continued
Federal National Mortgage Association (FNMA)	2.116%	11/1/35	107,599	$112,842	(c)
Federal National Mortgage Association (FNMA)	2.117%	11/1/35	134,576	141,454	(c)
Federal National Mortgage Association (FNMA)	2.129%	11/1/35	167,035	175,522	(c)
Federal National Mortgage Association (FNMA)	2.149%	11/1/35	95,973	100,785	(c)
Federal National Mortgage Association (FNMA)	5.258%	12/1/35	1,035,257	1,112,611	(c)
Federal National Mortgage Association (FNMA)	3.037%	2/1/36	210,135	225,858	(c)
Federal National Mortgage Association (FNMA)	2.132%	2/1/37	6,823,361	7,227,096	(c)
Federal National Mortgage Association (FNMA)	2.344%	8/1/37	308,592	329,035	(c)
Federal National Mortgage Association (FNMA)	5.316%	11/1/37	82,557	88,233	(c)
Federal National Mortgage Association (FNMA)	4.000%	10/1/41-8/1/42	206,197,453	225,522,810
Federal National Mortgage Association (FNMA)	3.500%	6/1/42-10/1/42	64,267,668	69,642,912
Federal National Mortgage Association (FNMA)	3.500%	10/11/42	53,400,000	57,271,500	(k)
Federal National Mortgage Association (FNMA)	4.500%	10/11/42	58,900,000	63,750,050	(k)
Federal National Mortgage Association (FNMA)	2.500%	12/12/42	30,300,000	31,209,000	(b)(k)

Total FNMA				1,326,869,907

GNMA - 6.1%
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	124,855	142,787
Government National Mortgage Association (GNMA)	7.000%	8/15/23-7/15/31	338,101	401,960
Government National Mortgage Association (GNMA)	3.000%	10/16/27-10/18/42	26,600,000	28,479,390	(k)
Government National Mortgage Association (GNMA)	4.000%	10/18/27	33,800,000	37,264,500	(k)
Government National Mortgage Association (GNMA)	6.500%	4/15/28-3/15/39	22,242,690	25,873,029
Government National Mortgage Association (GNMA)	6.000%	1/15/29-11/20/40	58,108,695	65,910,316
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	21,874	24,217
Government National Mortgage Association (GNMA)	0.619%	8/20/31	1,369	1,383	(c)
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/35	7,184,075	8,039,400
Government National Mortgage Association (GNMA)	5.000%	4/20/35-11/20/40	104,150,598	115,944,018
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	203,318,435	225,358,317
Government National Mortgage Association (GNMA)	3.500%	10/18/42	23,200,000	25,422,124	(k)
Government National Mortgage Association (GNMA)	6.000%	10/18/42	4,100,000	4,632,360	(k)
Government National Mortgage Association (GNMA) II	3.000%	10/18/42	14,200,000	15,209,531	(k)
Government National Mortgage Association (GNMA) II	3.500%	10/18/42	37,300,000	40,796,871	(k)
Government National Mortgage Association (GNMA) II	5.500%	10/18/42	8,500,000	9,473,183	(k)

Total GNMA				602,973,386

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $2,233,076,555)				2,288,909,960

MUNICIPAL BONDS - 0.7%
Florida - 0.1%
Florida Educational Loan Marketing Corp., Education Loan Revenue	0.071%	12/1/18	5,400,000	4,857,872	(b)(c)(l)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Kentucky - 0.1%
Kentucky Higher Education Student Loan Corp., Student Loan Revenue	1.710%	5/1/32	10,250,000		$9,098,136	(b)(c)

Pennsylvania - 0.5%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.319%	5/1/46	2,450,000		2,287,901	(b)(c)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.043%	5/1/46	4,600,000		4,296,487	(b)(c)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.061%	5/1/46	44,575,000		41,704,370	(b)(c)

Total Pennsylvania					48,288,758

Texas - 0.0%
Brazos Higher Education Authority Inc., Student Loan Revenue Note	1.700%	6/25/42	3,550,000		3,190,889	(b)(c)

TOTAL MUNICIPAL BONDS (Cost - $63,190,660)					65,435,655

SOVEREIGN BONDS - 2.9%
Brazil - 1.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	13,190,000	BRL	6,668,340
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	171,819,000	BRL	87,577,388
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	8,789,000	BRL	4,422,871

Total Brazil					98,668,599

Canada - 0.0%
Province of British Columbia	4.300%	5/30/13	180,000		184,788

Malaysia - 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	65,070,000	MYR	21,653,972
Government of Malaysia, Senior Bonds	4.262%	9/15/16	18,615,000	MYR	6,318,417

Total Malaysia					27,972,389

Mexico - 1.6%
Mexican Bonos, Bonds	8.000%	6/11/20	944,463,000	MXN	86,403,900
Mexican Bonos, Bonds	6.500%	6/9/22	719,945,900	MXN	60,827,046
United Mexican States, Bonds	10.000%	12/5/24	39,070,000	MXN	4,268,781
United Mexican States, Medium-Term Notes	5.625%	1/15/17	374,000		437,206
United Mexican States, Medium-Term Notes	6.050%	1/11/40	2,852,000		3,800,290
United Mexican States, Senior Notes	4.750%	3/8/44	6,206,000		6,904,175

Total Mexico					162,641,398

TOTAL SOVEREIGN BONDS (Cost - $292,286,777)					289,467,174

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 18.3%
U.S. Government Agencies - 2.7%
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	2,240,000		3,103,511
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	44,045,000		67,587,493
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	84,990,000		74,763,833
Financing Corp. (FICO) Strip	0.000%	4/5/19	320,000		289,240
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	13,500,000		12,346,439
Financing Corp. (FICO) Strip, Debentures	0.000%	11/30/17	1,240,000		1,161,339
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	3,815,000		3,556,160
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	14,313,000		13,254,239
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	25,273,000		23,264,606
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	14,144,000		12,813,757
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	1,850,000		1,663,770

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. Government Agencies - continued
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	11,535,000	$10,708,771
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	14,931,000	13,744,463
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	708,000	630,551
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	840,000	1,306,533
Tennessee Valley Authority, Notes	5.250%	9/15/39	23,333,000	30,930,738

Total U.S. Government Agencies				271,125,443

U.S. Government Obligations - 15.6%
U.S. Treasury Bonds	3.125%	11/15/41	192,880,000	205,477,379
U.S. Treasury Bonds	3.125%	2/15/42	110,260,000	117,289,075
U.S. Treasury Bonds	3.000%	5/15/42	7,920,000	8,212,050
U.S. Treasury Bonds	2.750%	8/15/42	196,880,000	193,619,273
U.S. Treasury Notes	1.375%	2/15/13	330,000	331,521
U.S. Treasury Notes	0.500%	5/31/13	705,000	706,514
U.S. Treasury Notes	0.125%	8/31/13	810,000	809,620
U.S. Treasury Notes	0.250%	6/30/14	680,000	680,133
U.S. Treasury Notes	0.250%	8/31/14	910,000	910,177
U.S. Treasury Notes	1.000%	9/30/16	46,690,000	47,682,163
U.S. Treasury Notes	0.750%	6/30/17	5,270,000	5,309,936
U.S. Treasury Notes	0.625%	8/31/17	172,180,000	172,287,612
U.S. Treasury Notes	1.250%	4/30/19	241,040,000	245,559,500
U.S. Treasury Notes	1.000%	8/31/19	351,905,000	351,025,237
U.S. Treasury Notes	1.750%	5/15/22	153,510,000	155,668,658
U.S. Treasury Notes	1.625%	8/15/22	31,290,000	31,255,769
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	510,000	395,762

Total U.S. Government Obligations				1,537,220,379

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $1,747,524,049)				1,808,345,822

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.7%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	21,465,553	29,136,140	(m)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	39,883,484	52,403,148
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	65,155,919	89,935,498

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $121,308,708)				171,474,786

			SHARES
COMMON STOCKS - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
PB Investors II LLC (Cost - $9,649,958)			80,790	0	(b)(e)(f)

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA)	5.375%		29	52,200	*

UTILITIES - 0.0%
Electric Utilities - 0.0%
AES Trust III	6.750%		71,200	3,548,608

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $6,233,675)				3,600,808

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
Consumer Finance - 0.1%
GMAC Capital Trust I	8.125%		452,681	$11,366,820	(c)

Diversified Financial Services - 0.0%
Citigroup Capital XIII	7.875%		77,825	2,167,426	(c)

TOTAL PREFERRED STOCKS (Cost - $13,042,212)				13,534,246

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 2-Year Futures, Put @ $98.75		12/14/12	2,839	17,744
Eurodollar Mid Curve 2-Year Futures, Put @ $99.13		12/14/12	681	17,025

TOTAL PURCHASED OPTIONS (Cost - $1,783,903)				34,769

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $9,320,150,488)				9,756,233,939

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 9.2%
U.S. Government Agencies - 5.8%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.130%	10/16/12	20,000,000	19,998,917	(n)
Federal National Mortgage Association (FNMA), Discount Notes	0.100 - 0.140%	10/15/12	550,000,000	549,973,944	(n)

Total U.S. Government Agencies (Cost - $569,972,861)				569,972,861

Repurchase Agreements - 3.4%
Barclays Capital Inc. tri-party repurchase agreement dated 9/28/12; Proceeds at maturity - $121,116,514; (Fully collateralized by U.S. government obligations, 1.250% due 10/31/15; Market value - $125,679,714)	0.150%	10/1/12	121,115,000	121,115,000
Deutsche Bank Securities Inc. repurchase agreement dated 9/30/12; Proceeds at maturity - $84,694,341; (Fully collateralized by U.S. government agency obligations, 1.125% due 2/27/14; Market value - $86,386,857)	0.190%	10/1/12	84,693,000	84,693,000
Goldman Sachs & Co. repurchase agreement dated 9/28/12; Proceeds at maturity - $128,842,825; (Fully collateralized by U.S. government agency obligations, 1.250% due 9/28/16; Market value - $131,415,250)	0.170%	10/1/12	128,841,000	128,841,000

Total Repurchase Agreements (Cost - $334,649,000)				334,649,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $904,621,861)				904,621,861

TOTAL INVESTMENTS - 107.9% (Cost - $10,224,772,349#)				10,660,855,800

Liabilities in Excess of Other Assets - (7.9)%				(781,277,475)

TOTAL NET ASSETS - 100.0%				$9,879,578,325

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	The coupon payment on these securities is currently in default as of September 30, 2012.

(e)	Illiquid security.

(f)	Value is less than $1.

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	The maturity principal is currently in default as of September 30, 2012.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of September 30, 2012. The interest rate for fully unfunded term loans is to be determined.

(k)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(l)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(m)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(n)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage

BRL	— Brazilian Real

CMB	— Cash Management Bill

HELOC	— Home Equity Line of Credit

IO	— Interest Only

MXN	— Mexican Peso

MYR	— Malaysian Ringgit

PAC	— Planned Amortization Class

PO	— Principal Only

REMIC	— Real Estate Mortgage Investment Conduit

STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 30-Year Notes Futures, Call	11/23/12	$155.00	726	$408,375
U.S. Treasury 30-Year Notes Futures, Put	11/23/12	141.00	726	272,250
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	98.63	681	4,256
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	98.25	2,839	17,744
		STRIKE RATE	NOTIONAL PAR
Interest rate swaption with JPMorgan Securities Inc., Call	10/7/13	4.86%	124,700,000	$33,334,153
Interest rate swaption with JPMorgan Securities Inc., Put	10/7/13	4.86	124,700,000	74,542

TOTAL WRITTEN OPTIONS (Premiums received - $16,598,354)				$34,111,320

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Plus Bond Fund (formerly known as Western Asset Core Plus Bond Portfolio) (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$3,169,641,259	$17,158,251		$3,186,799,510
Asset-backed securities	—	297,099,235	—		297,099,235
Collateralized mortgage obligations	—	1,453,146,820	245,850		1,453,392,670
Collateralized senior loans	—	178,139,304	—		178,139,304
Mortgage-backed securities	—	2,288,909,960	—		2,288,909,960
Municipal bonds	—	65,435,655	—		65,435,655
Sovereign bonds	—	289,467,174	—		289,467,174
U.S. government & agency obligations	—	1,808,345,822	—		1,808,345,822
U.S. treasury inflation protected securities	—	171,474,786	—		171,474,786
Common stocks	—	—	0	*	0	*
Convertible preferred stocks	$3,548,608	52,200	—		3,600,808
Preferred stocks	13,534,246	—	—		13,534,246
Purchased options	—	34,769	—		34,769

Total long-term investments	$17,082,854	$9,721,746,984	$17,404,101		$9,756,233,939

Short - term investments†	—	904,621,861	—		904,621,861

Total investments	$17,082,854	$10,626,368,845	$17,404,101		$10,660,855,800

Other financial instruments:
Futures contracts	$2,007,354	—	—		$2,007,354
Forward foreign currency contracts	—	$1,469,366	—		1,469,366
Credit default swaps on corporate issues-sell protection	—	1,209,145	—		1,209,145
Credit default swaps on corporate issues-buy protection	—	753,899	—		753,899
Credit default swaps on credit indices-sell protection‡	—	782,821	—		782,821
Credit default swaps on credit indices-buy protection‡	—	2,400,473	—		2,400,473

Total other financial instruments	$2,007,354	$6,615,704	—		$8,623,058

Total	$19,090,208	$10,632,984,549	$17,404,101		$10,669,478,858

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$702,625	$33,408,695	—		$34,111,320
Futures contracts	7,743,582	—	—		7,743,582
Forward foreign currency contracts	—	14,777,781	—		14,777,781
Interest rate swaps	—	12,042,602	—		12,042,602
Credit default swaps on corporate issues-sell protection‡	—	1,670,691	—		1,670,691
Credit default swaps on corporate issues-buy protection	—	434,048	—		434,048
Credit default swaps on credit indices-sell protection‡	—	2,520,057	—		2,520,057
Credit default swaps on credit indices-buy protection‡	—	594,212	—		594,212
Total return swaps‡	—	59,950	—		59,950

Total	$8,446,207	$65,508,036	—		$73,954,243

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Notes to Schedule of Investments (unaudited) (continued)

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2012, the total notional value of all credit default swaps to sell protection is $129,674,297. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended September 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to

Notes to Schedule of Investments (unaudited) (continued)

make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Notes to Schedule of Investments (unaudited) (continued)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(n) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(o) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held written options, forward foreign currency contracts, credit default swaps, interest rate swaps and total return swaps with credit related contingent features which had a liability position of $66,210,661. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(q)	Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$602,961,972
Gross unrealized depreciation	(166,878,521)

Net unrealized appreciation	$436,083,451

At September 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	744	6/13	$185,332,818	$185,367,600	$34,782
German Euro Bund	812	12/12	146,660,580	147,931,378	1,270,798
U.S. Treasury Ultra Long-Term Bonds	493	12/12	82,074,649	81,452,844	(621,805)

					$683,775

Contracts to Sell:
90-Day Eurodollar	744	6/14	185,132,682	185,190,900	(58,218)
U.S. Treasury 2-Year Notes	176	12/12	38,803,366	38,813,500	(10,134)
U.S. Treasury 5-Year Notes	1,976	12/12	245,201,586	246,274,438	(1,072,852)
U.S. Treasury 10-Year Notes	8,540	12/12	1,133,975,990	1,139,956,563	(5,980,573)
U.S. Treasury 30-Year Bonds	2,149	12/12	321,708,649	321,006,875	701,774

					$(6,420,003)

Net unrealized loss on open futures contracts					$(5,736,228)

During the period ended September 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount/ Notional Par	Premiums
Written options, outstanding as of December 31, 2011	836,980,654	$36,626,385
Options written	1,737,246,161	18,125,905
Options closed	(1,289,789,428)	(33,160,037)
Options expired	(1,035,032,415)	(4,993,899)

Written options, outstanding as of September 30, 2012	249,404,972	$16,598,354

At September 30, 2012, the Fund held TBA securities with a total cost of $875,662,849.

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Credit Suisse First Boston Inc.	31,793,419	$40,876,980	11/16/12	$1,457,115
Contracts to Sell:
Euro	Citibank N.A.	29,626,000	38,081,282	10/25/12	(1,506,800)
British Pound	Citibank N.A.	30,866,000	49,834,833	11/16/12	(1,738,043)
British Pound	Citibank N.A.	31,154,000	50,299,825	11/16/12	(1,416,862)
Euro	Citibank N.A.	56,134,951	72,173,026	11/16/12	(2,614,244)
Euro	Credit Suisse First Boston Inc.	500,000	642,853	11/16/12	12,251
Euro	Goldman Sachs Group Inc.	47,500,000	61,071,021	11/16/12	(2,270,771)
Euro	JPMorgan Chase & Co.	50,815,000	65,333,135	11/16/12	(2,483,111)
Euro	Morgan Stanley Co. Inc.	63,690,000	81,886,596	11/16/12	(2,747,950)

					(14,765,530)

Net unrealized loss on open forward foreign currency contracts					$(13,308,415)

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2012, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
Banc of America Securities LLC	$5,510,000	12/16/13	5.381% semi-annually	3-Month LIBOR	—	$(337,237)
Banc of America Securities LLC	7,950,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	(1,087,223)
Banc of America Securities LLC	5,500,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(898,497)
Banc of America Securities LLC	8,270,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(1,600,349)
Credit Suisse	5,300,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(217,551)
Credit Suisse	6,630,000	3/15/14	5.131% semi-annually	3-Month LIBOR	—	(465,395)
Credit Suisse	5,350,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	(746,183)
Credit Suisse	4,880,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(1,003,604)
Deutsche Bank AG	10,890,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(1,871,845)
Deutsche Bank AG	8,270,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(1,766,579)
JPMorgan Chase & Co.	8,250,000	9/15/14	5.000% semi-annually	3-Month LIBOR	—	(750,087)
RBS Greenwich	8,230,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(1,298,052)

Total	$85,030,000				—	$(12,042,602)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2012[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (AES Corp., 7.750%, due 3/1/14)	$5,600,000	3/20/17	3.27%	2.800% quarterly	$(107,784)	$—	$(107,784)
Banc of America Securities LLC (AES Corp., 7.750%, due 3/1/14)	3,600,000	3/20/17	3.27%	2.600% quarterly	(99,006)	—	(99,006)
Deutsche Bank AG (AES Corp., 7.750%, due 3/1/14)	1,700,000	12/20/16	3.08%	2.210% quarterly	(58,414)	—	(58,414)
Deutsche Bank AG (AES Corp., 7.750%, due 3/1/14)	2,500,000	12/20/16	3.08%	2.200% quarterly	(86,887)	—	(86,887)
Deutsche Bank AG (Ford Motor Credit Co., 5.000%, due 5/15/18)	4,450,000	9/20/17	2.00%	3.650% quarterly	335,851	—	335,851
Deutsche Bank AG (Ford Motor Credit Co., 5.000%, due 5/15/18)	3,500,000	9/20/17	2.00%	3.650% quarterly	264,153	—	264,153
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	2,600,000	3/20/15	1.49%	2.930% quarterly	90,924	—	90,924
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	19,810,000	6/20/18	2.00%	1.000% quarterly	(1,044,877)	(676,626)	(368,251)
Goldman Sachs Group Inc. (Ford Motor Credit Co., 7.000%, due 10/1/13)	6,400,000	9/20/17	2.00%	3.770% quarterly	518,217	—	518,217
RBS Greenwich (Ally Financial Inc., 7.500%, due 9/15/20)	4,200,000	12/20/16	3.26%	1.550% quarterly	(273,723)	—	(273,723)

Total	$54,360,000				$(461,546)	$(676,626)	$215,080

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2012[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Banc of America Securities LLC (Home Depot Inc., 5.875%, due 12/16/36)	$5,510,000	12/20/13	0.12%	0.635% quarterly	$(35,273)	—	$(35,273)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12 )	7,950,000	12/20/15	0.58%	0.730% monthly	(37,634)	—	(37,634)
Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	8,270,000	12/20/16	2.03%	1.040% quarterly	329,688	—	329,688
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	5,500,000	12/20/15	0.53%	1.130% quarterly	(106,517)	—	(106,517)

Notes to Schedule of Investments (unaudited) (continued)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2012[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse (AmerisourceBergen Corp., 5.875%, due 9/15/15)	5,350,000	9/20/15	0.41%	0.900% quarterly	(77,456)	—	(77,456)
Credit Suisse (Masco Corp., 5.875%, due 7/15/12)	5,830,000	9/20/13	0.53%	0.750% quarterly	(12,509)	—	(12,509)
Credit Suisse (Southwest Airlines Co., 5.250%, due 10/1/14)	4,880,000	3/20/17	1.34%	0.690% quarterly	137,310	—	137,310
Credit Suisse (Waste Management Inc., 5.000%, due 3/15/14)	6,630,000	3/20/14	0.31%	0.490% quarterly	(17,938)	—	(17,938)
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	10,890,000	6/20/16	0.33%	0.580% quarterly	(100,782)	—	(100,782)
Deutsche Bank AG (CenturyTel Inc., 7.875%, due 8/15/12)	8,270,000	3/20/17	1.70%	0.890% quarterly	286,484	—	286,484
JPMorgan Chase & Co. (Bell South Corp., 6.000%, due 11/15/34)	8,250,000	9/20/14	0.28%	0.280% quarterly	417	—	417
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	8,230,000	3/20/16	0.32%	0.480% monthly	(45,939)	—	(45,939)

Total	$85,560,000				$319,851	$—	$319,851

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America Securities LLC (CMBX 2 2006-2 AAA Index)	$14,781,000	3/15/49	0.070% quarterly	$(554,288)	$(852,378)	$298,090
Credit Suisse First Boston Inc. (CDX.HY.10 Index)	10,126,000	6/20/13	5.000% quarterly	303,337	(155,968)	459,305
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	8,094,000	3/15/49	0.070% monthly	(303,525)	(466,930)	163,405
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	4,810,000	2/17/51	0.350% monthly	(301,626)	(386,048)	84,422
Credit Suisse First Boston Inc. (CMBX NA AM 1)	5,028,000	10/12/52	0.500% monthly	(283,244)	(453,449)	170,205
Credit Suisse First Boston Inc. (CMBX NA AM 1)	14,358,000	10/12/52	0.500% monthly	(808,834)	(615,417)	(193,417)
Deutsche Bank AG (iBoxx.IG.Hi-Vol2)	8,330,933	9/20/14	1.300% quarterly	(19,040)	9,274	(28,314)
Goldman Sachs Group Inc. (CMBX NA AM 1)	4,429,000	10/12/52	0.500% monthly	(249,500)	(398,084)	148,584
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	2,678,682	6/25/36	4.420% monthly	239,742	66,832	172,910
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	2,678,682	6/25/36	4.420% monthly	239,742	54,681	185,061

Total	$75,314,297			$(1,737,236)	$(3,197,487)	$1,460,251

CREDIT DEFAULT SWAPS ON CREDIT INDICES—BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
BNP Paribas (MARKIT CDX.NA.HY.18)	$22,770,000	6/20/17	5.000% quarterly	$(142,344)	$838,483	$(980,827)
BNP Paribas (MARKIT CDX.NA.HY.18)	23,760,000	6/20/17	5.000% quarterly	(148,532)	755,721	(904,253)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	12,416,675	10/12/52	0.100% monthly	299,294	490,146	(190,852)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	11,283,541	10/12/52	0.100% monthly	271,981	430,031	(158,050)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	32,623,892	10/12/52	0.100% monthly	786,373	1,667,700	(881,327)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	10,686,107	10/12/52	0.100% monthly	257,580	428,323	(170,743)
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	11,973,578	10/12/52	0.100% monthly	288,614	399,383	(110,769)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	20,603,515	10/12/52	0.100% quarterly	496,631	784,964	(288,333)
RBS Greenwich (CDX.HY.10)	10,126,000	6/20/13	5.000% quarterly	(303,336)	291,041	(594,377)

Total	$156,243,308			$1,806,261	$6,085,792	$(4,279,531)

Notes to Schedule of Investments (unaudited) (continued)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
Barclays Capital Inc.	$2,171,054	1/12/41	1-Month LIBOR	IOS.FN30.400.10	$(402)	$(59,548)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

At September 30, 2012, the Fund held collateral received from Goldman Sachs Group Inc. and Morgan Stanley & Co. Inc. in the amounts of $1,458,860 and $ 1,111,822 on credit default swap contracts valued at $1,312,670 and $976,115, respectively. Net exposures to the counterparties were $(146,190) and $(135,707) respectively. Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$34,769	$(34,111,320)	$2,007,354	$(7,743,582)	—	—	$(12,102,552)	$(51,915,331)
Foreign Exchange Risk	—	—	—	—	$1,469,366	$(14,777,781)	—	(13,308,415)
Credit Risk	—	—	—	—	—	—	(72,670)	(72,670)
Total	$34,769	$(34,111,320)	$2,007,354	$(7,743,582)	$1,469,366	$(14,777,781)	$(12,175,222)	$(65,296,416)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$5,149,096
Written options	36,715,191
Forward foreign currency contracts (to buy)	129,632,878
Forward foreign currency contracts (to sell)	396,708,035
Futures contracts (to buy)	437,044,299
Futures contracts (to sell)	1,546,725,150

Average notional balance
Interest rate swap contracts	$245,450,000
Credit default swap contracts (to buy protection)	325,121,748
Credit default swap contracts (to sell protection)	236,625,121
Total return swap contracts	104,058,804

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 26, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 26, 2012